UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2006
                                                        ------------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        001-31566              42-1547151
-------------------------------   -------------------------   ------------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                   07306-4599
------------------------------------------                   ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.       Termination of a Material Definitive Agreement
                 ----------------------------------------------

     Gregory French, Senior Vice President, Market Development and Delivery of The Provident Bank (the "Bank") will leave the employment of the Bank to pursue other career opportunities, as more fully disclosed in Item 8.01 of this Current Report. As a result of such termination of employment, the change in control agreement that Provident Financial Services, Inc. (the "Company") previously entered into with Mr. French has been terminated. The change in control agreement, the form of which was filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-98241), would have provided certain benefits to Mr. French in the event of a change in control of the Company or the Bank followed by the termination of Mr. French's employment, including circumstances that would constitute a constructive termination of employment.

Item 8.01         Other Events
                  ------------

On September 13, 2006, the Company and its wholly-owned subsidiary, the Bank, announced that the employment of Gregory French, Senior Vice President, Market Development and Delivery, has been terminated by mutual agreement of the parties effective on September 30, 2006. Mr. French will pursue other career opportunities. In exchange for a release of all possible claims against the Bank and the Company, as well as an agreement not to solicit the Bank's employees for employment for a twelve month period, the Bank has agreed to make a lump-sum payment to Mr. French in the amount of $800,000.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a) Financial Statements of Businesses Acquired. Not
                      applicable.

                  (b) Pro Forma Financial Information. Not applicable.

                  (c) Shell Company Transactions. Not applicable.

                  (d) Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PROVIDENT FINANCIAL SERVICES, INC.


DATE:  September 13, 2006              By: /s/ Paul M. Pantozzi
                                           ------------------------
                                           Paul M. Pantozzi
                                           Chairman and Chief Executive Officer